EXHIBIT 15
                          POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint Marilyn Talman and Myles R. Tashman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

* Post-Effective Amendment No. 12 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28769;
       811-5626)
* Amendment No. 11 to Golden American's Registration Statement on Form S-1 (No. 333-28765)
* Post-Effective Amendment No. 31 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-23351;
       811-5626)
* Post-Effective Amendment No. 20 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 033-59261;
       811-5626)
* Amendment No. 3 to Golden American's Registration Statement on Form S-1 (No. 333-35592)
* Post-Effective Amendment No. 10 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28679;
       811-5626)
* Initial registration of fixed account interests on Golden American's Registration Statement on Form S-1 (No. 333-_____)
* Post-Effective Amendment No. 3 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-30180; 811-5626)
* Amendment No. 3 to Golden American's Registration Statement on Form S-1 (No. 333-30186)
* Initial registration of fixed account interests on Golden American's Registration Statement on Form S-1 (No. 333-_____)
* Post-Effective Amendment No. 14 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28755;
       811-5626)
* Amendment No. 4 to Golden American's Registration Statement on Form S-1 (No. 333-95457)
* Post-Effective Amendment No. 1 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-33914; 811-5626)
* Amendment No. 2 to Golden American's Registration Statement on Form S-1 (No. 333-33924)
* Post-Effective Amendment No. 8 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-66757;
       811-5626)
* Amendment No. 8 to Golden American's Registration Statement on Form S-1 (No. 333-66745)

SIGNATURE                   TITLE                         DATE
---------                   -----                         ----

/s/ Robert C. Salipante
-----------------------     Director, Chief           March 29, 2001
Robert C. Salipante         Executive Officer

/s/ Wayne R. Huneke
-----------------------     Director, Senior Vice     March 27, 2001
Wayne R. Huneke             President and Chief
                            Financial Officer

/s/ Thomas J. McInerney
-------------------------   Director                  March 29, 2001
Thomas J. McInerney

/s/ Phillip R. Lowery
-----------------------     Director                  March 27, 2001
Phillip R. Lowery

/s/ Mark A. Tullis
-----------------------     Director                  March 27, 2001
Mark A. Tullis

1475 Dunwoody Drive            GoldenSelect Series
West Chester, PA 19380-1478    Issued by Golden American Life Insurance Company